AMENDMENT TO THE ORIGINAL LEASE
                         -------------------------------



To          -           American Medical Alert Corporation


The new lease is in affect as of July 1st, 1997, for a period of (3) years to June 30, 2000.

The new rent will be $1,386.00 per month.




Lessee                                          Lessor


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American Medical Alert Corp.                    Bank One as trustee under
Chief Financial Officer                         trust # 4812